Independent Bank Corporation
4th Quarter 2007 Earnings Conference Call — January 23, 2008

Overview of 4th Quarter 2007 Results
Michael M. Magee, President and Chief Executive Officer

Safe Harbor Statement

This presentation may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include expressions such as “expects,” “intends,” “believes” and “should” which are necessarily statements of belief as to expected outcomes of future events. Actual results could materially differ from those contained in, or implied by such statements. Independent Bank Corporation undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation.

Financial Overview

	4Q07	3Q07	4Q06	12M'07	12M'06

Income from continuing
operations (millions)	$2.3	$3.7	$1.0	$10.0	$33.8

EPS - continuing operations	$0.10	$0.16	$0.04	$0.44	$1.45

ROA - continuing operations	0.28%	0.45%	0.11%	0.31%	0.99%

ROE - continuing operations	3.68%	5.93%	1.44%	3.96%	13.06%

Total assets (billions) at
period end	$3.28	$3.26	$3.43

Stockholders' equity
(millions) at period end	$240.5	$244.4	$258.2

Common shares
outstanding (millions)
at period end	22.65	22.65	22.86

4Q:07 — High-Level Overview

•	Strategic Achievements
–	Continued to build a brand presence in existing markets
–	Efforts to improve credit quality remain a top priority – focused on loan monitoring + portfolio management function

•	Operational Achievements
–	Maintained profitability despite elevated credit costs and other than temporary impairment charge
–	Continued growth in several categories of non-interest income
–	Rate of non-performing loan growth showed signs of slowing

•	Strategic challenges
–	Michigan economy remains weak; tough competitive environment
–	Decline in commercial + residential real estate value

•	Operational challenges
–	Asset quality and related increase in non-performing loans resulting in an elevated provision for loan losses and higher loan and collection expenses

Economic Headwinds Persist

•	U.S. economy on the precipice of consumer-led recession?
–	Housing starts at 1991-low; residential real estate prices yet to trough; residential inventories remain high
–	Continued decline in residential property values has impacted consumer confidence; household balance sheet has been impacted by substantial reduction in home equity values
–	Consumer reliance on revolving credit could be impacted by tighter credit environment

•	Michigan economy remains one of the weakest in U.S.
–	Decline of manufacturing industry, particularly in SE Michigan
–	Job growth remains stagnant
–	Depreciation of both commercial and residential property values
–	Unfavorable business taxes and stringent labor laws
•	Impact on the regional banking industry. Slowing loan growth, weaker credit quality, increased credit costs; net interest margin pressure

Outlook for 2008

•	Strategic Initiatives – remain focused on our strengths as a leading community bank
–	Improve brand awareness
–	Improve asset quality
–	Core deposit growth
–	Review business lines and locations based on performance and return on allocated capital

•	Operational Initiatives
–	Continued focus on utilizing technology to drive process improvements and greater efficiency
–	Enhanced customer retention initiatives
–	Continued investment in training and professional development

•	General Business Outlook
–	Sluggish loan growth, elevated levels of non-performing assets, and loan and collection costs continue to challenge the bottom line
–	Optimistic that current adverse credit cycle in RE development begins to abate by mid-year leading to lower credit costs

4th Quarter 2007 Financial Review
Robert N. Shuster, Executive Vice President and CFO

4th Quarter 2007 Recap

•	Positive Factors
–	Provision for loan losses slightly lower on a sequential quarterly basis
–	Slowing in growth of non-performing loans and some declines in 30 day delinquencies
–	Several categories of non-interest income remain strong
–	Balance sheet structured to benefit from further cuts in short-term rates and/or a steeper yield curve
–	Moderation in LIBOR rates subsequent to year end

•	Challenges
–	Credit costs
–	Asset quality diminished by an elevated level of non-performing assets; largely attributable to non-performing commercial loans and real estate mortgage loans
–	Weak Michigan economy
–	Other than temporary impairment on agency preferred securities

Tax Equivalent Net Interest Margin

9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
7.27%
7.46%
7.62%
7.60%
7.69%
7.74%
7.70%
7.75%
7.65%
4.72%
4.64%
4.53%
4.26%
4.23%
4.23%
4.27%
4.31%
4.22%
2.55%
2.82%
3.09%
3.34%
3.47%
3.51%
3.43%
3.44%
3.43%
4Q 05
1Q 06
2Q 06
3Q 06
4Q 06
1Q 07
2Q 07
3Q 07
4Q 07
Yield on Earning Assets
Cost of Funds
Net Interest Margin

TE Net Interest Income

Net Interest Income ($ in 000's)
$34,000
$33,000
$32,000
$31,000
$30,000
$29,000
$28,000
$27,000
$26,000
$25,000
$33,436
$33,293
$31,568
$31,514
$31,209
$32,068
$31,881
$31,521
1Q 06
2Q 06
3Q 06
4Q 06
1Q 07
2Q 07
3Q 07
4Q 07

Non-Interest Income

Category ($ in 000's)	4Q07	3Q07	4Q06

Total non-interest income	11,173	12,529	10,746

Service charges - deposits	6,418	6,565	5,152

VISA check card income	1,376	1,287	900

Gain (loss) on securities	(964)	52	--

Net gains - mortgage loan sales	904	1,094	1,264

Mortgage loan servicing fees	364	633	605

Mutual fund and annuity commissions	609	517	321

Non-Interest Expense

Category ($ in 000's)	4Q07	3Q07	4Q06

Total non-interest expense(a)	29,585	28,372	31,088

Compensation & employee benefits	13,438	13,621	13,323

Advertising	1,549	1,472	988

Amortization of intangible assets	934	934	600

Loan and collection	1,437	1,285	896

(a)    The fourth quarter of 2006 includes $3.0 million goodwill impairment charge and $2.4 million write-off of receivable from warranty payment plan seller.

Provision for Loan Losses

$14,893
$10,735
$9,393
$7,963
$8,139
$4,484
$2,511
$1,386
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
Dollars in 000's
1Q 06
2Q 06
3Q 06
4Q 06
1Q 07
2Q 07
3Q 07
4Q 07

Asset Quality Measures — Non-Performing Loans

Non-performing loans by loan type ($ in 000's)	12/31/07	9/30/07	12/31/06

Commercial (a)	48,945	52,003	21,624

Mortgage	26,125	21,354	12,954

Consumer	3,694	3,112	2,496

Finance receivables (b)	1,722	2,741	2,148

Total	$80,486	$79,210	$39,222

As a % of total loans	3.16%	3.15%	1.58%

(a)	The 12/31/07 balance includes a $1.7 million (remaining book value) commercial loan that was sold for this amount in mid-January 2008 and the 9/30/07 balance includes a commercial relationship (consisting of three loans) totaling $8.4 million that was brought current on 10/5/07.

(b)	Excludes discontinued operations.

Allowance for Loan Losses

Allocation ($ in 000's)	12/31/07	9/30/07	12/31/06

Specific loan allocations	10,713	10,426	2,631

Adversely rated loans	10,804	9,460	5,144

Historical losses	14,668	13,807	11,641

Other factors/subjective	9,109	8,634	7,463

Total	$45,294	$42,327	$26,879

As a % of portfolio loans	1.78%	1.69%	1.08%

Asset Quality Measures — Net Loan Charge-Offs

Net loan charge-offs by loan type ($ in 000's)	4Q07	3Q07	2Q07	1Q07

Commercial	2,637	3,893	5,478	1,900

Mortgage	2,739	1,819	945	760

Consumer	964	560	557	1,050

Overdrafts	333	362	360	129

Finance receivables*	46	14	24	121

Total	$6,719	$6,648	$7,364	$3,960

As a % of average loans	1.05%	1.05%	1.18%	0.65%

          *Excludes discontinued operations.

Balance Sheet Overview

$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
Dollars - in billions
$2.36
$3.09
$3.36
$3.43
$3.28
$1.58
$1.62
$2.09
$2.06
$2.37
$2.47
$2.48
$2.60
$2.55
$2.51
12/31/03
12/31/04
12/31/05
12/31/2006
12/31/2007
Loans
Deposits
Total assets

IBCP — Cash Dividend Outlook

•	We view our dividend policy on a long-term basis and are confident that our elevated credit costs will eventually subside and we will more than earn our cash dividend.

•	Parent company liquidity remains very strong with $18.6 million in cash and continued access to $10 million line of credit (no draws on line at year-end).

•	Our bank subsidiary remains “well capitalized.” Further, because we anticipate modest near-term asset growth, the down streaming of additional capital is not expected to be necessary.

•	Our Board of Directors will consider our Apr. 30, 2008 cash dividend in mid-March. The dividend decision will consider earnings in the first two months of the quarter, holding comopany tangible capital level, holding company liquidity and the updated outlook for credit costs.

4th Quarter 2007 Credit Review
Stefanie M. Kimball, Executive Vice President and Chief Lending Officer

Total Commercial Loan Balances Were Flat During the
4th Quarter and Declined Approximately 2% During 2007

*Note: Acquisitions in 2004 of Midwest Guaranty Bank and First National Bank of Gaylord.

Total Outstandings do not include "Loans in Process" which at 12/31/07 totaled $3,537M

Strategic Shift Towards C&I and Away From Certain
CRE Segments Commenced in Mid 2007

		Vacant Land	Land Development	Construction	Income Producing	Owner Occupied	C&I	Total

2006	Outstanding	$37,211	$68,717	$93,828	$347,703	$344,778	$183,494	$1,075,730
	% of Portfolio	3.46%	6.39%	8.72%	32.32%	32.05%	17.06%	100.00%
2007	Outstanding	$31,581	$58,294	$96,252	$338,760	$339,510	$198,343	$1,062,739
	% of Portfolio	2.97%	5.49%	9.06%	31.88%	31.95%	18.66%	100.00%
Change	Outstanding	$(5,630)	$(10,423)	$2,424	$(8,943)	$(5,268)	$14,849	$(12,991)
	% of Portfolio	-15%	-15%	3%	-3%	-2%	8%	-1%

Values are in Thousands

Total Outstandings do not include "Loans in Process" of $3,537M and $8,191M respectively for 2007 and 2006

Land/Land Development CRE Segments are Declining
and Represent a Relatively Small Portion of the
Overall Portfolio

Commercial Portfolio Segments
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
Vacant Land
Land Development
Construction
Income Producing
Owner Occupied
Commercial & Industrial (C&I)
2006
2007

Values are in thousands and do not include loans in process

Select Commercial Real Estate Segments Have
Contributed Disproportionately to the Level of Watch
Credits

Total IBC Commercial vs. Internal Watch Credit

12/ 31/ 2007

3%
5%
9%
17% of Total Portfolio
Vacant Land
Land Development
Construction
C&I
Owner Occupied
Income Producing
C&I
Vacant Land
12%
Owner Occupied
Land Development
18%
47%
Income Producing
Construction
17%

Total Internal Watch Credits Continued to Rise
in the 4th Quarter

2007 Portfolio Management Highlights

•	Strategic shift toward more traditional C&I loans underway

•	Dedicated relationship managers in each market utilize a community banking approach to provide a comprehensive spectrum of banking services: “Small enough to know you, Large enough to serve you”

•	Comprehensive training program for commercial lenders has commenced and will be a focus in 2008 to position the sales force for more significant growth in 2009.

•	Investing in our employees is the best way to provide high quality service to our commercial customers and to weather the Michigan credit storm.

Commercial 30+ Delinquency Decreased in the 4th
Quarter

Commercial Non-Accruals Continued to Rise
in the 4th Quarter

Commercial Charge-Offs Declined in the 3rd and 4th
Quarters of 2007

Commercial Net Charge-Offs
(in thousands)
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$2,776
$1,900
$5,478
$3,893
$2,637
12/31/06
3/31/07
6/30/07
9/30/07
12/31/07

Economic Headwinds Continue to Challenge Clients

•	Michigan’s economic environment continues to challenge businesses in the State, particularly those dependent upon the sale of residential real estate.

•	Record levels of residential real estate inventory are reported in many communities.

•	Significant commercial real estate de-valuations have been experienced.

•	Most of IBC’s commercial real estate exposure in these segments has already been placed on watch status.

•	Geographic diversification within the State mitigates the stress currently experienced in SE Michigan.

Credit Quality Best Practices Implemented in 2007
Position Independent Bank to Weather the
"Credit Storm"

•	Quarterly Watch Process to proactively manage higher risk loans is in place.

•	Risk Ratings are independently assigned and structure recommendations made upfront by Credit Officers.

•	A Special Assets Group has been established to provide more effective management of our most troubled loans. A select group of law firms supports the team, providing professional advice and systemic feedback.

•	Loan Review provides portfolio/individual loan feedback to evaluate the effectiveness of processes by market.

•	Accountability is ensured with management by objectives for each Lender and Senior Lender that emphasize credit quality in addition to growth and profitability.

•	Risk Based Pricing will be enhanced with improvements underway to our pricing model.

•	Collateral Monitoring enhancements are being implemented for both Commercial Real Estate and C & I Lending.

•	Portfolio Concentrations are monitored with select loan types encouraged.

Total Retail Loan Balances Increased in 4th Quarter of
2007

Total Retail Loan Balances
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
Outstandings (in thousands)
12/31/06
3/31/07
6/30/07
9/30/07
12/31/07
Mortgage
Consumer

Retail 30-89 Day Delinquency Decreased in the 4th
Quarter

Retail Loans 30-89 Days Past Due
As % of Total Consumer/Mortgage Outstandings
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
12/31/06
3/31/07
6/30/07
9/30/07
12/31/07
Consumer
Mortgage

Retail Non-Performing Assets Continued to Rise
in the 4th Quarter

Retail Non-Performing Assets
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
As % of Total Consumer/Mortgage Outstandings
12/31/06
3/31/07
6/30/07
9/30/07
12/31/07
Consumer
Mortgage

Includes Non-Performing Loans, ORE and Repossessed Assets

Total Retail Charge-Offs Increased in 3rd and 4th
Quarters of 2007

Retail Net Charge-Offs
(in thousands)
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
12/31/06
3/31/07
6/30/07
9/30/07
12/31/07
Mortgage
Consumer / Overdrafts

Q & A

Michael M. Magee, Jr.
President and Chief Executive Officer

Robert N. Shuster
Executive Vice President and
Chief Financial Officer

Stefanie M. Kimball
Executive Vice President and
Chief Lending Officer

Thank you for participating in the conference call.